Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement                     |_| Confidential, For Use
                                                        of the Commission
                                                        Only (as permitted by
                                                        Rule 14a-6(e)(2))

|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Milestone Scientific Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

                            MILESTONE SCIENTIFIC INC.

 Notice of Annual Meeting of Stockholders to be held on Wednesday, June 28, 2000

                               ------------------

      The Annual Meeting of Stockholders of Milestone Scientific Inc. will be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, on Wednesday, June 28, 2000 at 10:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

            1.    Election of eight (8) Directors.

            2. Confirmation of the appointment of Grant Thornton LLP as auditors for the fiscal year ending December 31, 2000.

            3. Ratification of issuance of shares to chief executive officer in payment of debt.

            4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on May 30, 2000 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                             By order of the Board of Directors


                                             Leonard Osser
                                             Chairman of the Board

Livingston, New Jersey
June 2, 2000

--------------------------------------------------------------------------------
IMPORTANT:  Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

            We shall appreciate your giving this matter your prompt attention.

                            MILESTONE SCIENTIFIC INC.

                               -------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                            to be Held June 28, 2000

                                -----------------

      Proxies in the form enclosed with this Statement are solicited by Milestone Scientific Inc. ("Milestone" or the "Company") to be used at the Annual Meeting of Stockholders to be held in the Board Room of the American Stock Exchange, 86 Trinity Place, New York City, on June 28, 2000 at 10:00 a.m., Eastern Daylight Savings Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. Milestone's principal executive offices are located at 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is June _, 2000.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, May 30, 2000, there were outstanding 10,652,898 shares of common stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. Confirmation of the appointment of auditors and ratification of the issuance of shares to the chief executive officer in payment of debt is by the affirmative vote of a majority of the votes cast at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked "WITHHOLD AUTHORITY" to vote for all eight nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on March 9, 2000 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

       Name of Beneficial Owner      Shares Beneficially Owned(1)    % of Class

  Leonard Osser                              2,010,061(2)              18.69%
  c/o Milestone Scientific Inc.
  220 South Orange Avenue
  Livingston Corporate Park
  Livingston, NJ 07039

  Gintel Asset Management, Inc.              1,374,700(3)              12.78%
  6 Greenwich Office Park
  Greenwich, CT 06831

       Name of Beneficial Owner      Shares Beneficially Owned(1)    % of Class

  Cumberland Associates, LLC                 1,901,524(4)              17.68%
  1114 Avenue of the Americas
  New York, New York 10036

  All Directors and Officers as a
  group (11 persons)                         2,481,047(5)              23.07

            (1) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 10,752,898 shares outstanding on March 9, 2000.

            (2) Includes 70,000 shares subject to stock options, exercisable within 60 days of the date hereof at 7.00 per share and 29,000 shares subject to stock options, exercisable within 60 days of the date hereof at 7.56 per share.

            (3) Based solely upon an amendment to Schedule 13G filed by Gintel Asset Management Inc. with the Securities and Exchange Commission on 2/12/99.

            (4) Based solely upon Schedule 13D filed by Cumberland Associates, LLC with the Securities and Exchange Commission on 2/14/00.

            (5) Includes 378,666 shares subject to stock options, and no shares subject to warrants all of which are exercisable within sixty (60) days of the date hereof.

                              ELECTION OF DIRECTORS

      Eight directors are to be elected at the Annual Meeting each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the eight nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election.

      The nominees for election and certain information about them are shown in the following table:

                                                                                           Shares
                                                                                        Beneficially       Percent
Nominees for Election                                                                     Owned on            Of
                                                                                      March 9, 2000(1)      Class
                                                                                      ----------------      -----
LEONARD OSSER, 52, has been Chief Executive Officer and
a director of the Company since July 1991, and the
President and Chief Executive Officer of Spintech, a
subsidiary of the Company, since November, 1995. From
July 1991 until July 1997, he also served as President
and Chief Financial Officer of the Company. From 1980
until the consummation of the Company's public offering
in November 1995, he had been primarily engaged as the
principal owner and Chief Executive of U.S. Asian
Consulting Group, Inc., a New Jersey based provider of
consulting services in "work-out" and "turnaround"
situations for publicly and privately owned companies
in financial difficulty.                                                                   2,296,775(2)     21.36%

                                                                                           Shares
                                                                                        Beneficially       Percent
Nominees for Election                                                                     Owned on            Of
                                                                                      March 9, 2000(1)      Class
                                                                                      ----------------      -----
PAUL GREGORY, 64, has been a director of the Company
since April 1997. Mr. Gregory has been a business and
insurance consultant at Innovative Programs Associates
Inc. and Paul Gregory Associates Inc. since January 1995
and January 1986, respectively, where he services, among
other entities, foreign and domestic insurance groups,
law and accounting firms and international corporations.                                      20,150(3)       *

LARRY HAIMOVITCH, 52, has been a director of the Company
since October 1997. Mr. Haimovitch has been the
President of Haimovitch Medical Technology Consultants,
a San Francisco-based health care consulting firm, since
he formed the firm in 1990. His firm, whose current area
of emphasis includes minimally-invasive surgical
technologies, specializes in the analysis of the medical
device industry with emphasis on the current trends and
future outlook for emerging medical technology. Mr.
Haimovitch also serves as a director of Cardiac Control
Systems Inc., a company engaged in the design,
development, manufacture and marketing of implantable
cardiac pacemaker systems.                                                                    20,156(4)       *

LOUIS I. MARGOLIS, 56, has been a director of the
Company since April 1997. Mr. Margolis has been a
General Partner of Pine Street Associates, L.P., a
private investment partnership that invests in other
private limited partnerships, since January 1994. Since
June 1998, Mr. Margolis has been a general partner of
Select Ventures Management, LP, a special purpose
limited partnership that invests in an early stage
venture capital partnership. Since April 1998, Mr.
Margolis has been a registered representative with GRO
Corporation, a member firm of the NASD. In January 1997,
Mr. Margolis formed and is the President and sole
shareholder of Chapel Hill Capital Corp., a financial
services company. From 1993 through 1995 he was Chairman
of Classic Capital Inc., a registered investment
advisor. Mr. Margolis has been a member of the Financial
Products Advisory Committee of the Commodity Futures
Trading Commission since its formation in 1986, a
Trustee of the Futures Industry Institute since 1991 and
a Trustee of Saint Barnabas Hospital in Livingston, NJ
since 1994. Mr. Margolis is also a director of Hometown
Auto Retailers, Inc., an automotive retailer conducting
business in the northeastern United States.                                                   84,000(5)       *

DANIEL R. MARTIN, 62, has been a director of the Company
since March 1998. From March 1998 until May 1999, he
served as President and Chief Operating Officer. Prior
thereto, from May 1999 From January 1990 to October 31,
1997, Mr. Martin was the President, Chief Operating
Officer and director, and later Chief Executive Officer
of E-Z-EM, Inc., a manufacturer of medical devices and
pharmaceuticals for diagnostic imaging.                                                       52,100(6)       *

LEONARD M. SCHILLER, 58, has been a director of the
Company since April 1997. Mr. Schiller has been a
partner in the law firm of Schiller, Klein & McElroy,
P.C. since 1977 and has practiced law in the State of
Illinois for over 25 years. He is also President of The
Dearborn Group, a residential property management and
real estate acquisition company. Mr. Schiller is a
member of the Board of Directors of AccuMed
International, Inc., a laboratory diagnostic company. He
is also a member of the Board of Directors of iMall,
Inc., a leading provider of fully-integrated "one-stop"
e-commerce solutions.                                                                         65,594(7)       *

                                                                                           Shares
                                                                                        Beneficially       Percent
Nominees for Election                                                                     Owned on            Of
                                                                                      March 9, 2000(1)      Class
                                                                                      ----------------      -----
MITCHELL G. KUHN, 58, has been President and Chief
Operating Officer of the Company since October 1999.
From July 1977 until March 1999, Mr. Kuhn was the Chief
Operating Officer and an Executive Director of the New
York County Dental Society. From January 1990 until
March 1999, Mr. Kuhn was the Chief Operating Officer and
an Executive Director of First District Dental Society
Health and Welfare Trust. From January 1982 until March
1999, Mr. Kuhn was Chief Executive Officer, President
and Chief Operating Officer of First Madison Corp. From
1980 to present Mr. Kuhn serves as the President of
Deekay, Inc., a consulting firm that evaluates the value
of healthcare professional practices, counsels doctors
on partnership and associate agreements and acts as a
broker in the sale of practices of healthcare
professionals.                                                                                16,800          *

STEPHEN A. ZELNICK, 62, has been a director of the
Company since January 1996. He has been a partner in the
law firm Morse, Zelnick, Rose & Lander, LLP since its
inception in August 1995.                                                                    232,557(8)     2.15%*

-----------------
*     Less than 1%
(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.
(2) Includes 194,714 shares subject to stock options, exercisable within 60 days of the date hereof at $1.75 per share.
(3) Includes 150 shares held by Mr. Gregory's wife and 17,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share.
(4) Includes 15,000 shares subject to stock options, exercisable within 60 days of the date hereof at $6.875 per share.
(5) Includes 20,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share and 32,000 shares subject to stock purchase warrants, exercisable within 60 days of the date hereof at $9.00 per share.
(6) Includes 50,000 shares subject to stock options exercisable within 60 days of the date hereof at $23.00 per share.
(7) Includes 45,000 shares subject to stock options, exercisable within 60 days of the date hereof at $5.125 per share.
(8) Includes an aggregate of 148,223 shares issuable upon exercise of stock options or warrants within 60 days of the date hereof, of which 20,000 are exercisable at $5.375 per share and the balance are exercisable at $1.25 per share.

Board of Directors and Committees

      The Board held seven meetings, the Audit Committee held two meetings, and the Compensation Committee did meet not during fiscal 1999. The Audit Committee was comprised of Messrs. Margolis, Schiller and Sultanik during 1999. The Compensation Committee was comprised of Messrs. Margolis, Sultanik and Zelnick during 1999. There is no nominating committee. Mr. Sultanik resigned in _______. All directors attended more than 75% of the aggregate number of meetings of the Board and its committees.

      The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

      The Board unanimously recommends a vote FOR the election of each of the nominees.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

Executive Compensation.

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1999, 1998, and 1997 by (i) the Company's Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of the 1999 fiscal year and whose salary as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives").

                           Summary Compensation Table

                                                                            Long-Term Compensation
                                                                  -------------------------------------------
                                               Annual
                                            Compensation                  Awards                 Payouts
                                        ----------------------    ----------------------    -----------------
                                                                      Common Stock             All Other
  Name and Principal                           Salary              Underlying Options         Compensation
       Position              Year                ($)                       (#)                    ($)
-----------------------     --------    ----------------------    ----------------------    -----------------
Leonard A. Osser             1999              197,485(1)                50,000
    Chief Executive          1998              280,395(2)                50,000
    Officer and              1997              267,768(3)               150,000
    Chairman

Thomas M. Stuckey            1999              119,922                                         10,000(4)
   Chief Financial
   Officer and Vice
      President

-----------

(1) Includes voluntary reduction of base salary which commenced in July 1998 and also includes $36,000 earned as President and Chief Executive Officer of Spintech.

(2) Effective July 7, 1998 Mr. Osser took a voluntary reduction in his 1998 annual base salary of $350,000. Includes $73,136 earned as President and Chief Executive Officer of Spintech. Does not include $11,559 paid by the Company to Marilyn Elson, a certified public accountant who was employed by the Company to render accounting services. Ms. Elson is the wife of Mr. Osser.

(3) Does not include $41,538 paid by the Company to Marilyn Elson, C.P.A., who was employed by the Company to render accounting services prior to the hiring by the Company of a Chief Financial Officer. Ms. Elson is the wife of Mr. Osser.

(4)   1999 Bonus.

Stock Options

      The following tables show certain information with respect to incentive and non-qualified stock options granted in 1999 to Named Executives under the Company's 1997 Stock Option Plan and the aggregate value at March 8, 2000 of such options. In general, the per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant. No options granted to Named Executives have been exercised.

                                          Option Grants in 1999
------------------------------------------------------------------------------------------------------------
Individual Grants of Options
------------------------------------------------------------------------------------------------------------

                                Number of           Percent of
                                Shares of         Total Options
                               Common Stock         Granted to         Exercise
                                Underlying         Employees in          Price
          Name                   Option #              1999             ($/Sh)          Expiration Date
--------------------------    ---------------     ---------------    --------------    ------------------
Leonard A. Osser                 50,000(1)            31.44%             $1.00              1/09/04

-----------
(1)   Options vest 12/10/03

                                Aggregated 1999 Year End Options Values
                              for Options granted prior to and During 1999
---------------------------------------------------------------------------------------------------------

                                           Number of Shares of Common           Value of Unexercised
                                          Stock Underlying Unexercised          In-The-Money Options
                                               Options at 12/31/99                 At 12/31/99 (1)
                Name                        Exercisable/Unexercisable         Exercisable/Unexercisable
--------------------------------------    ------------------------------    ------------------------------
Leonard A. Osser                                     100,000 // 250,000            0 // $150,000
Thomas M. Stuckey                                      22,333 // 23,667          $7,000 // $ 14,000

-----------
(1) Based on the closing price on March 8, 2000 of $4.00 as quoted on the American Stock Exchange.

Employment Contracts

         As of January 1, 1998 the Company entered into an Employment Agreement with Mr. Osser which provides for an initial term expiring on December 31, 2002, with a two-year non-competition period at the end of the term. The term is automatically increased for successive one-year periods unless prior to December 1 of any year either party notifies the other of its election not to extend the term. Under the Agreement Mr. Osser serves as Chief Executive Officer and is required to work on a full-time basis. Under the Employment Agreement Mr. Osser receives annual base pay of $350,000, increasing to reflect cost of living adjustments commencing on January 1, 2001. In addition, during January 1998 and each of the next four Januarys the Company shall grant Mr. Osser an option to purchase 50,000 shares of Common Stock exercisable only during the last 30 days of the five year option term unless the Company achieves certain financial goals to be specified annually by the Compensation Committee. Additionally, as soon as financial statements for each year commencing with 1998 are completed, the Company shall grant the executive an additional option to purchase up to 50,000 shares depending upon the achievement of specified performance goals. Further, Mr. Osser shall receive the opportunity to earn cash bonuses of up to $200,000 per year depending upon the achievement of performance targets to be specified by the Option Committee.

      On July 7, 1998, at his sole discretion, Mr. Osser implemented a voluntary reduction of his annual base salary, reducing his annual base pay from $350,000 to $188,462. The voluntary reduction has been described by Mr. Osser as being both temporary and having no effect upon his rights under his employment agreement with the Company. Such reduction remains in effect on the date hereof. The self imposed current limits of Mr. Osser's base pay is below the level suggested by an independent compensation committee retained in December 1997.

Compensation of Directors

      Non-employee directors are granted, upon becoming a director, five-year options to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. They receive no cash compensation.

Certain Relationships and Related Transactions

      Pursuant to a $1 million private placement which was completed in February 2000, Leonard Osser, the Chairman and Chief Executive Officer of the Company purchased $250,000 principal amount of 10% secured promissory notes and five-year warrants to purchase 35,714 shares of the Company's common stock, immediately exercisable at $1.75 per share with such exercise price increasing each anniversary to a final exercise price of $7.00 per share. Also pursuant to this private placement Mitchell G. Kuhn, President and Chief Operating Officer, purchased $50,000 principal amount of 10% secured promissory notes and five-year warrants to purchase 7,143 shares of the Company's common stock. Additionally, pursuant to an agreement made on December 20, 1999 and formally entered into as of January 31, 1999, the Company issued 1,800,000 shares of common stock in full payment of the Company's three percent Senior Convertible Promissory Notes in the aggregate principal amount of $2,250,000. Pursuant to such exchange, Leonard Osser, Chairman and Chief Executive Officer received 200,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 1999, with the exception of the following individuals with late Form 4 filings reporting changes in beneficial ownership: Leonard A. Osser and Louis I. Margolis.

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board proposes that the stockholders ratify the appointment of Grant Thornton LLP as the Company's independent accountants for 2000. Grant Thornton LLP were the Company's independent accountants for 1999. The report of Grant Thornton LLP with respect to the Company's financial statements appears in the Company's Annual Report for the fiscal year ended December 31, 1999. A representative of Grant Thornton LLP will be at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, the Board will consider it a directive to consider other accountants for a subsequent year.

      The Board recommends a vote FOR this proposal.

          RATIFICATION OF ISSUANCE OF SHARES TO CHIEF EXECUTIVE OFFICER IN FULL PAYMENT AND SATISFACTION OF HIS 3% SENIOR CONVERTIBLE NOTES

      On December 20, 1999, we agreed with Cumberland Associates to issue 10% Senior Secured Notes and related warrants to purchase common stock at prices ranging from $1.75 to $7.00 during their lifetime in a $1,000,000 private placement to accredited investors. The warrants are exercisable at prices increasing, in steps, from $1.75 per share in the first year to $7.00 in the final year. Cumberland's participation in this financing was conditioned upon the participation of certain Milestone affiliates, including Leonard Osser, chairman and chief executive officer of Milestone. At the same time, Cumberland and various related investors and other holders of our 3% Senior Convertible Notes issued in March 1999 agreed to accept in full payment and satisfaction of these notes shares of our common stock valued at $1.25 per share. At the time these transactions were negotiated, our common stock was traded at $.8125 per share and by year end, when the parties originally intended to close the transaction, had dropped to $.6875 per share. At this price, the common stock was being valued at 182% of its then market price. Subsequently, the stock did not trade at or above $1.25 until January 24, 2000. On January 31, 2000, immediately prior to the initial closing of the transaction, but two weeks after Mr. Osser tendered payment for the $250,000 face amount of senior secured notes which he had agreed to purchase, the stock closed at $1.94 in market trading. The American Stock Exchange took the position that the shares were being issued at less than their market value, which would require stockholder approval of the transaction.. Milestone resisted this view and, after negotiation, agreed with the AMEX that the common stock underlying the warrants and issued in payment of the senior convertible notes would all be listed on the Amex, except that the 200,000 shares issued to the chief executive officer in payment of his senior convertible notes and as part of the agreed upon purchase by him of $250,000 face amount of the new secured notes, would be listed subject to stockholder approval.

      The Board recommends that stockholders approve the issuance of these 200,000 shares to Mr. Osser. The raising of $1,000,000 in the private placement was critical to the continued existence of Milestone at the beginning of the year. The transaction with Mr. Osser was on exactly the same terms and conditions as the transaction with Cumberland and its related investors and was a condition to Cumberland's participation. Milestone believes that it should be allowed to carry out its commitment to Mr. Osser.

      The Board recommends a vote FOR this proposal.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Financial Statements

      Milestone's Annual Report for the year ended December 31, 1999 including Audited Financial Statements is included with this proxy material. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A copy of the Company's Annual Report on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Thomas M. Stuckey, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by Milestone. Proxies may be solicited by directors, officers and regular employees of Milestone, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. Milestone will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than March 1, 2001. Such proposals should be addressed to Thomas M. Stuckey, Chief Financial officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                  By order of the Board of Directors


                                  Leonard Osser
                                  Chairman of the Board
Livingston, New Jersey
June 2, 2000

                            MILESTONE SCIENTIFIC INC.

    This proxy is solicited by the Board of Directors for the Annual Meeting on June 28, 2000

      The undersigned hereby appoints Leonard Osser and Thomas M. Stuckey, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") to be held on June 28, 2000 at 10:00 a.m., and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

1. ELECTION OF DIRECTORS---Leonard Osser, Mitchell D. Kuhn, Daniel R. Martin, Stephen A. Zelnick, Paul Gregory, Louis I. Margolis, Leonard M. Schiller and Larry Haimovitch.

      For all nominees                                                  |_|
      Withhold authority to vote for all nominees                       |_|
      For all nominees, Except nominee(s) written below.

                                                           FOR  AGAINST  ABSTAIN
2.    Confirmation of the appointment of Grant Thornton    |_|     |_|     |_|
      LLP as auditors for the fiscal year ending
      December 31, 2000

                                                           FOR  AGAINST  ABSTAIN
3.    Ratification of issuance of shares to chief          |_|     |_|     |_|
      executive officer in payment of debt.

                                  (Continued, and to be signed, on Reverse Side)

      The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR each of the proposals.

      The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                           Dated:________________________, 2000


                                           ____________________________________
                                                 Signature of Stockholder


                                           ____________________________________
                                                 Signature of Stockholder

                                           DATE AND SIGN EXACTLY AS NAME
                                           APPEARS HEREON, EACH JOINT TENANT
                                           MUST SIGN, WHEN SIGNING AS
                                           ATTORNEY, EXECUTOR, TRUSTEE, ETC.,
                                           GIVE FULL TITLE. IF SIGNER IS
                                           CORPORATION, SIGN IN FULL
                                           CORPORATE NAME BY AUTHORIZED
                                           OFFICER.